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                                                                    EXHIBIT 10.3



               SCHEDULE OF OMITTED EXECUTIVE EMPLOYMENT AGREEMENTS

         The following documents have been omitted as Exhibits to the Registration Statement because they are on substantially identical terms as
Exhibit 10.2 in all material respects other than with respect to the amounts payable to the executives under the agreements.

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                                    Agreement                                          Base Salary
       --------------------------------------------------------------------    ----------------------------
       1. Executive Employment Agreement, dated as of January 1, 2000, by and among TA Operating Corporation, a Delaware corporation,
            TravelCenters of America, Inc., a Delaware corporation and
            Edwin P. Kuhn                                                               $ 450,000

       2. Executive Employment Agreement, dated as of January 1, 2000, by and among TA Operating Corporation, a Delaware corporation,
            TravelCenters of America, Inc., a Delaware corporation and
            James W. George                                                             $ 270,000

       3. Executive Employment Agreement, dated as of January 1, 2000, by and among TA Operating Corporation, a Delaware corporation,
            TravelCenters of America, Inc., a Delaware corporation and
            Michael H. Hinderliter                                                      $ 270,000

       4. Executive Employment Agreement, dated as of January 1, 2000, by and among TA Operating Corporation, a Delaware corporation,
            TravelCenters of America, Inc., a Delaware corporation and
            Timothy L. Doane                                                            $ 270,000
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